UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 5, 2009

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

FLORIDA                                000-30392                   13-4172059
-------                                ---------                   ----------
(STATE OR OTHER JURISDICTION)    (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
OF INCORPORATION)                                                IDENTIFICATION)


              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142

                                       N/A

          (Former name or former address, if changed since last report)



|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On August 10, 2009 Environmental Solutions Worldwide, Inc. issued a press release that announced that the Company's wholly owned subsidiary ESW Canada Inc. (ESWC) received notification from the California Air Resources Board (CARB) that the Company's ThermaCat(TM) Active Level III Plus catalyst system has been verified effective August 5th, 2009 for a wide variety of 1993 through 2006 model year On-Road vehicle applications powered by 5 to 10 liter diesel engines.

The information of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS (c) Exhibits furnished with this report:
     99.1 Press release as issued by Environmental Solutions Worldwide, Inc. announcing that its wholly owned subsidiary ESW Canada Inc. received notification from the California Air Resources Board that the ThermaCat(TM) Active Level III Plus catalyst system has been verified effective August 5, 2009 for On-Road mobile applications.

                                            SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: August 10, 2009

                                   By:   /s/ David J. Johnson
                                         ---------------------------------------
                                           David J. Johnson
                                           Chief Executive Officer and President